UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2009

SIELOX, INC.

 (Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-29423	04-3351937
(Commission File Number)	(I.R.S. Employer Identification No.)

170 East Ninth Avenue
Runnemede, New Jersey 08078
(Address of Principal Executive Offices)

(856) 861-4579

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

A.

Effective as of August 25, 2009, Sielox, LLC (“Sielox”), a wholly owned subsidiary of L Q Corporation, which is a wholly-owned subsidiary of Sielox, Inc. (the “Company”), entered into a Loan and Security Agreement (the “Sielox Loan Agreement”) with Summit Financial Resources, L.P. (“Summit”).

The Sielox Loan Agreement provides Sielox with up to $1,500,000 in revolving lines of credit, due on August 25, 2010.  On August 25, 2009, Sielox drew down $750,000 under the Sielox Loan Agreement, which funds were used to pay off, in part, the outstanding obligations under that certain Loan Agreement with the Bank of Texas, N.A. (as described more fully in Item 1.02). As of August 25, 2009, Sielox has outstanding borrowings of $750,000 under the Sielox Loan Agreement.

The obligations under the Sielox Loan Agreement are evidenced by two Promissory Notes (attached hereto as Exhibits 10.2 and 10.3), made by Sielox in favor of Summit.

The obligations under the Sielox Loan Agreement are secured by a lien on all accounts, inventory, equipment, general intangibles, including intellectual property, chattel paper, instruments, and documents of Sielox, as set forth in the Sielox Loan Agreement and in the Security Agreement (Intellectual Property) by and between Sielox and Summit (attached hereto as Exhibit 10.4).

Borrowings under the Sielox Loan Agreement accrue interest at the Wall Street Journal prime rate, plus 2% per annum.  The interest rate under the Sielox Loan Agreement rate as of August 25, 2009 is 5.25%.

The Sielox Loan Agreement contains customary representations and warranties, events of default and covenants, including, among other things, covenants that restrict the ability of Borrower to incur certain additional indebtedness or to issue equity interests, and covenants that impose certain reporting requirements on Sielox.

B.

In addition, effective as of August 24, 2009, Costar Video Systems, LLC (“Costar”), a wholly-owned subsidiary of the Company, entered into a Revolving Credit and Security Agreement with BBVA Compass Bank (“Compass”) (the “Costar Loan Agreement”, and together with the Sielox Loan Agreement the “Loan Agreements”).

The Costar Loan Agreement provides Costar with up to $4,000,000 in revolving lines of credit, due on August 25, 2010.  On August 25, 2009 Costar drew down $1,997,824.04 under the Costar Loan Agreement,  which funds were used to pay off, in part, the outstanding obligations under that certain Loan Agreement with the Bank of Texas, N.A. (as described more fully in Item 1.02).  As of August 25, 2009, Costar has outstanding borrowings of $1,997,824.04 under the Costar Loan Agreement.

The obligations under the Costar Loan Agreement are evidenced by a Master Revolving Promissory Note (attached hereto as Exhibit 10.5), made by Costar in favor of Compass.

The obligations under the Costar Loan Agreement are secured by a lien on all accounts, inventory, equipment, general intangibles, including intellectual property, chattel paper, instruments, and documents of Costar, as set forth in the Costar Loan Agreement. The Company is a Guarantor of Costar’s obligations under the Costar Loan Agreement pursuant to the Unlimited Guaranty made by the Company in favor of Compass (attached hereto as Exhibit 10.7).

Borrowings under the Costar Loan Agreement accrue interest at a rate equal to the greater of (i) 5% per annum and (ii) the 30-day LIBOR plus 3% per annum.  The interest rate under the Costar Loan Agreement rate as of August 25, 2009 is 5.0%.

The Costar Loan Agreement contain customary representations and warranties, events of default and covenants, including, among other things, covenants that restrict the ability of Borrower to incur certain additional indebtedness or to issue equity interests. The Costar Loan Agreement also contains financial covenants restricting Borrower’s Debt Service Coverage Ratio, Total Debt to Tangible Net Worth Ratio, and Quick Ratio (as each of such terms is defined in the Loan Agreements), as well as limiting capital expenditures of the Borrower and requiring each of the Borrower and the Company to maintain a specified Tangible Net Worth.

The foregoing description of the Loan Agreements, the Promissory Notes and the Master Revolving Promissory Note, the Security Agreement, and the Unlimited Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits, hereto, and incorporated herein by reference.

Item 1.02   Termination of a Material Definitive Agreement

As of August 25, 2009, in connection with entry into the Loan Agreements as described in Item 1.01 above, the Company, Sielox and Costar (the “Bank of Texas Borrowers”) have repaid in full $2,747,824.04, representing the entire outstanding balance under that certain Business Loan Agreement (Asset Based), dated as of August 16, 2008, by and among the Company, Costar and Bank of Texas, N.A. (the “Bank of Texas”), as amended and restated by that certain Amended and Restated Loan Agreement, dated as of December 10, 2008, by and among the Bank of Texas Borrowers and Bank of Texas (as amended, the “Texas Loan Agreement”), and related agreements, including but not limited to the Amended and Restated Promissory Note, dated as of December 10, 2008, granted by the Bank of Texas Borrowers in favor of Bank of Texas (collectively, the “Texas Loan Documents”).  As of such date, (i) each of the Texas Loan Documents have been terminated, (ii) the lien or security interest in favor of the Bank of Texas with respect to the assets of the Bank of Texas Borrowers has been terminated, and (iii) all obligations of the Bank of Texas Borrowers under the Loan Documents have been satisfied in full.

Sielox and Costar  entered into the Loan Agreements to provide the Company with the financial stability of new credit facilities with longer maturity dates than the existing credit facility with the Bank of Texas, as well as to pay off all obligations under the Texas Loan Agreement, given that the Company was in violation of certain financial ratios under the Texas Loan Agreement and that the Company received a Notice of Default from the Bank of Texas, alleging that the Company’s entry into the stipulation of dismissal with regards to the Berger v. L Q Corp. litigation (previously disclosed in the Company’s Form 10-Q, filed on August 14, 2009), constituted a default under the Texas Loan Agreement. As previously disclosed, the Company disagreed with and disputed the allegation in the Notice of Default.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d) Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of August 17, 2009, by and between Sielox, LLC and Summit Financial Resources, L.P.
10.2	Promissory Note (Accounts Receivable Financing), dated as of August 17, 2009, by Sielox, LLC in favor of Summit Financial Resources, L.P.
10.3	Promissory Note (Inventory Financing), dated as of August 17, 2009, by Sielox, LLC in favor of Summit Financial Resources, L.P.
10.4	Security Agreement (Intellectual Property), dated as of August 17, 2009, by and between Sielox, LLC and Summit Financial Resources, L.P.
10.5	Revolving Credit and Security Agreement, dated as of August 21, 2009, by and between Costar Video Systems, LLC and BBVA Compass Bank.
10.6	Master Revolving Promissory Note, dated as of August 21, 2009, by Costar Video Systems, LLC in favor of BBVA Compass Bank.
10.7	Unlimited Guaranty, dated as of August 21, 2009, by Sielox, Inc. in favor of BBVA Compass Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIELOX, INC.

Date: August 28, 2009

By: /s/ Melvyn Brunt

Name:  Melvyn Brunt

Title:  Chief Financial Officer